[LOGO PIONEER]

PIONEER INCOME
FUND

ANNUAL REPORT 12/31/96

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

    Letter from the Chairman                                       1

    Portfolio Summary                                              2
    Performance Update                                             3
    Portfolio Management Discussion                                6
    Schedule of Investments                                        9
    Financial Statements                                           16
    Notes to Financial Statements                                  22
    Report of Independent Public Accountants                       26
    Results of Shareowner Meeting                                  27
    Trustees, Officers and Service Providers                       29

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/96

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     I am pleased to introduce this report on Pioneer Income Fund for the year ended December 31, 1996. We welcome new shareowners, particularly those in Class C Shares. We also wish to thank you for voting on the Proposals put forth earlier in the year; results are on page 27.

     After great deliberation, this year we concluded that the Fund's focus on income was unlikely to work in shareowners' best interest over the long term. So, following shareowner approval on January 14, 1997, the Fund's objective will change to growth and income, and its name will become Pioneer Balanced Fund, effective February 3, 1997. The Fund will still invest in both stocks and bonds, although each issue will not be expected to provide income. Instead, your Fund's management team will use a proprietary model to determine the mix of growth-oriented stocks, dividend-paying stocks and a variety of bonds. William C. Field, a member of our core equities investment team, took on the role of day-to-day portfolio manager on January 2, 1997, and will shape the Fund to match its new objectives.

     A final note. As you see, we've given your report a facelift. The new style reflects what shareowners told us they want to see. Now you'll find a Table of Contents and easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion offering insights into market conditions, portfolio strategy and results. I encourage you to read on to learn more about your Fund.

     Please contact your investment representative, or Pioneer at 1-800-225-6292, if you have questions about Pioneer Income Fund or Pioneer Balanced Fund. Thank you for your support.

     Respectfully,

     /s/ John F. Cogan, Jr.
     ---------------------------
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/96

     PORTFOLIO DIVERSIFICATION

   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                U.S. Bonds 55.6%

                                   [PIE CHART]
   Convertibles 0.3%

   U.S. Preferred Stocks 1.7%

   International Bonds 1.9%                            U.S. Common Stocks 36.9%

   Short-Term Cash Equivalents 3.6%



     SECTOR DISTRIBUTION

   -----------------------------------------------------------------------------
    (As a percentage of long-term holdings)

                                  Utilities 25%
    Other 2%

    Capital Goods 4%
                                   [PIE CHART]               Financial 20%
    Consumer Durables 4%

    Transportation 6%

    Services 8%                                            Basic Industries 12%

    Energy 9%
                                      Consumer Non-Durables 10%

     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)


      1.  USX Corp., 9.375%, 02/15/12    3.43%     6.  General Motors Corp., 9.4%,   2.23%
                                                       07/15/21
      2.  Rural Electric Cooperative     2.78      7.  Ameritech Corp.               2.15
          (Kansas Electric Power),
          9.73%, 12/15/17
      3.  Pacific Telesis Group          2.38      8.  New American Holdings Inc.,   2.12
                                                       10.125%, 10/15/12
      4.  AMR Corp., 9.88%, 06/15/20     2.25      9.  General Electric Capital      2.08
                                                       Corp., 8.85%, 04/01/05
      5.  Allegheny Power System, Inc.   2.25     10.  NorAm Energy, 10.0%, 11/15/19 2.06

    Fund holdings will vary for other periods.

    PIONEER INCOME FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/96                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE           12/31/96        12/31/95
                                  $10.65       $10.30

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (12/31/95-12/31/96)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.621       $0.001                 -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Income Fund at public offering price, compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1996)

                                 Net Asset           Public Offering
        Period                     Value                 Price*

        10 Years                   10.02%                9.53%
         5 Years                    8.76%                7.76%
         1 Year                     9.89%                4.90%


    GROWTH OF $10,000
                                                              Lehman
                      Pioneer                                Brothers
                      Income      Standard & Poor's       Corporate Bond
                       Fund*          500 Index               Index

    12/31/86           9,550            10,000               10,000
    12/31/87          10,203            10,525               10,255
    12/31/88          11,457            12,267               11,200
    12/31/89          13,278            16,148               12,778
    12/31/90          13,754            15,648               13,680
    12/31/91          16,315            20,406               16,212
    12/31/92          17,553            21,959               17,620
    12/31/93          19,350            24,169               19,764
    12/31/94          18,517            24,488               18,988
    12/31/95          22,590            33,681               23,213
    12/31/96          24,825            41,411               23,977

   /  /  Pioneer Income Fund *
   - -   Lehman Brothers Corporate Bond Index
   ___   Standard & Poor's 500 Index

   * Reflects deduction of the maximum 4.50% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



   The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER INCOME FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/96                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE           12/31/96        12/31/95
                                  $10.59       $10.27

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (12/31/95-12/31/96)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.567       $0.001                 -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Income Fund, compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500
    Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1996)

        Period                     If Held           If Redeemed*

     Life-of-Fund                  13.66%               11.46%
       (4/28/95)
         1 Year                     9.02%                5.02%


    GROWTH OF $10,000
                                                              Lehman
                      Pioneer                                Brothers
                      Income      Standard & Poor's       Corporate Bond
                       Fund*          500 Index               Index

    04/30/95          10,000            10,000               10,000
                      10,304            10,386               10,471
    06/30/95          10,397            10,631               10,565
                      10,461            10,991               10,519
                      10,588            11,011               10,688
    09/30/95          10,813            11,475               10,815
                      10,910            11,441               10,956
                      11,072            11,934               11,165
    12/31/95          11,374            12,166               11,349
                      11,507            12,585               11,423
                      11,341            12,695               11,151
    03/31/96          11,330            12,818               11,056
                      11,386            13,016               10,965
                      11,386            13,338               10,946
    06/30/96          11,455            13,393               11,107
                      11,398            12,806               11,128
                      11,432            13,073               11,094
    09/30/96          11,672            13,808               11,329
                      11,984            14,193               11,638
                      12,341            15,260               11,887
    12/31/96          12,000            14,948               11,723


   /  /  Pioneer Income Fund *
   - -   Lehman Brothers Corporate Bond Index
   ___   Standard & Poor's 500 Index

   * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six year.

   The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER INCOME FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/96                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

           NET ASSET VALUE
              PER SHARE           12/31/96        1/31/96
                                  $10.62       $10.39

       DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM       LONG-TERM
         (1/31/96-12/31/96)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.573       $0.001                 -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Income Fund at public offering price, compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index.

    CUMULATIVE TOTAL RETURNS
    (As of December 31, 1996)

        Period                     If Held           If Redeemed*

     Life-of-Fund                   8.12%                7.12%
      (1/31/96)

    GROWTH OF $10,000
                                                              Lehman
                      Pioneer                                Brothers
                      Income      Standard & Poor's       Corporate Bond
                       Fund*          500 Index               Index

     1/31/96          10,000            10,000               10,000
     2/28/96           9,856            10,087                9,762
     3/31/96           9,865            10,185                9,679
     4/30/96           9,904            10,342                9,599
     5/31/96           9,904            10,598                9,582
     6/30/96           9,974            10,642                9,723
     7/31/96           9,925            10,176                9,742
     8/31/96           9,954            10,388                9,712
     9/30/96          10,163            10,972                9,917
    10/31/96          10,443            11,278               10,188
    11/30/96          10,753            12,126               10,406
    12/31/96          10,712            11,885               10,263

   /  /  Pioneer Income Fund *
   - -   Lehman Brothers Corporate Bond Index
   ___   Standard & Poor's 500 Index

   * Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

   The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stock listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/96

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------

     Welcome to this final report on Pioneer Income Fund. When Pioneer next writes to you, we will be updating you on Pioneer Balanced Fund's progress toward its dual objective of growth and income. We are pleased to let you know that you will begin receiving quarterly reports on the Fund, dated March 31 and September 30 of each year, in addition to the semiannual report of June 30 and annual report of December 31.

     STRONG YEAR FOR STOCKS, TOUGHER ROAD FOR BONDS

     Bonds and stocks turned in quite different results for 1996. If the stock market was characterized by what Alan Greenspan, chairman of the Federal Reserve, called "irrational exuberance," the bond market was more aptly described as subdued. Most bond indexes recorded only very modest total returns for the year versus impressive returns on stock indexes. Pioneer Income Fund's objective of generating high current income has led to a portfolio with about two-thirds of its assets invested in bonds over the past few years. Hence the Fund's total return has tended to be closer to the returns on bonds rather than stocks, as measured by the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index, respectively. That was again the case in 1996, with Pioneer Income Fund showing a total return of 9.89% on Class A Shares versus total returns of 2.90% and 22.90%, respectively, for the Lehman Brothers Index and the Standard & Poor's 500.

     EMPHASIS ON CORPORATE BONDS

     For the bond portion of the portfolio, our focus was on corporate issues with Standard & Poor's ratings of BBB and BB. These allocations helped protect the Fund from some of the weakness in the bond market. The higher current income on lower-quality bonds attracted investors, particularly during the latter part of the year. As their prices rose, the difference narrowed between their yields and those of U.S. Treasury issues offering the highest quality and comparable maturity. The result was some nice price appreciation for the portfolio. For instance, in August,

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/96  (CONTINUED)

     we purchased a $4 million position in IMC Global, 9.45%, 2011 at $106.625, giving it an 8.66% yield to maturity. By year-end, it was valued at $120, producing a 7.24% yield to maturity.

     As the year progressed, we found other attractive issues for initial purchase. These included Freeport McMoRan Resource Partners, 8.75%, 2004, Ford Motor Credit, 9.14%, 2014, and Continental Cablevision, 9.5%, 2013. During the last six months of the year we liquidated 10 bond positions, putting the proceeds to work in what we thought were more attractive alternatives.

     REAL ESTATE-RELATED INVESTMENTS SHONE

     On the stock side, the most significant change was the reduction of the Fund's stake in convertible preferred securities and a meaningful increase in stocks of real estate investment trusts (REITs). In all, we added six more REITs to the portfolio: Arden Realty Group, Beacon Properties, Cousins Properties, Duke Realty Investments, Gables Residential Trust and Simon DeBartolo Group. The investment performance of these REITs, which made up 3% of the total portfolio at year-end, was one of the bright spots of the year. They grew in popularity and price, thanks to their high income levels and tendency to move independently of the overall market - two important factors for investors in 1996's fast-paced financial markets. In fact, REITs were one of the top-performing stock sectors for the year.

     Other additions to the stock portfolio included General Mills, Amoco, Chase Manhattan, GreenPoint Financial, Dominion Resources, GTE and Lucent Technologies. Lucent Technologies was spun-off by AT&T. It represents the telecommunications-equipment division of "Ma Bell," which is now, after all of its many divestitures, almost exclusively a provider of long-distance telephone service.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/96  (CONTINUED)

     LOOKING AHEAD

     As Mr. Cogan discussed in his introductory letter, Pioneer Balanced Fund will be different than Pioneer Income Fund, although common characteristics remain. The Fund will continue to own both stocks and bonds; however, the allocation to stocks will likely increase. We expect to bring the portfolio to something near the 60% stock-40% bond split that has proven to provide a solid mix of reward and risk for balanced funds as a group looking back over the years.

     We have high hopes for the Fund's new flexibility to add stocks that offer potential for price appreciation, even if they don't contribute to income. Of course, we'll still look for market segments like REITs that offer potential for both appreciation and income. And we'll consider a wide variety of bonds in an effort to generate income and manage volatility. While the Fund's dividend is likely to decrease as we expand the Fund to include growth opportunities, we expect the Fund's portfolio will be in line so that your March distribution reflects the new income level. And ultimately, we hope the reward will be an improved total return for shareowners.

     Please be assured that with Pioneer Balanced Fund, your investment will receive the same careful, research-oriented approach we apply to all of our funds. We have enjoyed managing your Fund over these past three years since we acquired it from Mutual of Omaha in November 1993. We are hopeful you will continue to be pleased with your investment, and we thank you for your support and interest.

     Respectfully,

     /s/ John A. Carey                          /s/ Sherman B. Russ
     ---------------------                      ------------------------
     John A. Carey,                             Sherman B. Russ,
     Portfolio Manager                          Portfolio Manager

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96

  PRINCIPAL
   AMOUNT                                                           VALUE
               INVESTMENT IN SECURITIES - 96.4%
               CONVERTIBLE CORPORATE BONDS - 0.3%
   $40,000     Atlantic Richfield, Exchangeable Note,
               9.0%, 9/15/97                                   $        860,000
                                                               ----------------
               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost $990,000)                                 $        860,000
                                                               ----------------

   SHARES
               PREFERRED STOCKS - 1.7%
   117,000     Elf Overseas, Series A, 8.5%                    $      3,056,625
    10,200     United Dominion Realty Trust (Series A)                  269,025
    38,150     Sprint Corp., Conv., 8.25%, 3/31/00                    1,368,631
                                                               ----------------
               TOTAL PREFERRED STOCKS
               (Cost $4,540,463)                               $      4,694,281
                                                               ----------------
               COMMON STOCKS - 36.9%
               BASIC INDUSTRIES - 1.4%
               CHEMICALS - 1.4%
    42,000     E.I. du Pont de Nemours and Co.                 $      3,963,750
                                                               ----------------
               TOTAL BASIC INDUSTRIES                          $      3,963,750
                                                               ----------------
               CONSUMER DURABLES - 2.1%
               MOTOR VEHICLES - 2.1%
    55,000     Chrysler Corp.                                  $      1,815,000
   125,000     Ford Motor Co.                                         3,984,375
                                                               ----------------
               TOTAL CONSUMER DURABLES                         $      5,799,375
                                                               ----------------
               CONSUMER NON-DURABLES - 4.1%
               AGRICULTURE & FOOD - 3.7%
    50,000     CPC International, Inc.                         $      3,875,000
    20,000     General Mills, Inc.                                    1,267,500
   150,000     H.J. Heinz Co.                                         5,362,500
                                                               ----------------
                                                               $     10,505,000
                                                               ----------------
               RETAIL NON-FOOD - 0.4%
    22,600     The May Department Stores Co.                   $      1,056,550
                                                               ----------------
               TOTAL CONSUMER NON-DURABLES                     $     11,561,550
                                                               ----------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (CONTINUED)

   SHARES                                                           VALUE
               ENERGY - 1.2%
               OIL & GAS EXTRACTION - 0.9%
    24,000     Amoco Corp.                                     $      1,932,000
     5,000     Mobil Corp.                                              611,250
                                                               ----------------
                                                               $      2,543,250
                                                               ----------------
               OIL REFINING & DRILLING - 0.3%
     5,700     Atlantic Richfield Co.                          $        755,250
                                                               ----------------
               TOTAL ENERGY                                    $      3,298,500
                                                               ----------------
               FINANCIAL - 14.3%
               COMMERCIAL BANK - 1.3%
   137,930     Huntington Bancshares, Inc.                     $      3,637,904
                                                               ----------------
               MISC. FINANCE - 2.8%
    35,000     The Chase Manhattan Corp.                       $      3,123,750
    25,000     GreenPoint Financial Corp.                             1,181,250
   100,000     Northern Trust Corp.                                   3,625,000
                                                               $      7,930,000
                                                               ----------------
               REAL ESTATE - 1.7%
   154,585     The Rouse Co.                                   $      4,908,074
               REAL ESTATE INVESTMENT TRUSTS - 8.5%
    43,400     Arden Realty Group, Inc.                        $      1,204,350
    50,000     Beacon Properties Corp.                                1,831,250
   200,000     BRE Properties, Inc. (Class A)                         4,950,000
   180,100     Carramerica Realty Corp.                               5,267,925
    25,000     Cousins Properties, Inc.                                 703,125
    50,000     Duke Realty Investments, Inc.                          1,925,000
    70,700     Gables Residential Trust                               2,050,300
    20,000     Simon DeBartolo Group, Inc.                              620,000
   333,100     United Dominion Realty Trust, Inc.                     5,163,050
                                                               ----------------
                                                               $     23,715,000
                                                               ----------------
               TOTAL FINANCIAL                                 $     40,190,978
                                                               ----------------
               TECHNOLOGY - 1.4%
               PHOTO/INSTRUMENTATION - 1.4%
    50,000     Eastman Kodak Co.                               $      4,012,500
                                                               ----------------
               TOTAL TECHNOLOGY                                $      4,012,500
                                                               ----------------

10  The accompanying notes are an integral part of these financial statements.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------

   SHARES                                                           VALUE
               UTILITIES - 12.4%
               ELECTRIC UTILITY - 2.5%
   200,000     Allegheny Power Systems, Inc.                   $      6,075,000
    25,000     Dominion Resources, Inc.                                 962,500
                                                               ----------------
                                                               $      7,037,500
                                                               ----------------
               GAS UTILITY - 0.4%
    40,000     The Brooklyn Union Gas Co.                      $      1,205,000
                                                               ----------------
               TELECOMMUNICATIONS - 8.5%
    96,000     Ameritech Corp.                                 $      5,820,000
    59,600     AT&T Corp.                                             2,592,600
    40,000     GTE Corp.                                              1,820,000
    19,315     Lucent Technologies, Inc.                                893,319
   100,000     NYNEX Corp.                                            4,812,500
   175,000     Pacific Telesis Group                                  6,431,250
    40,000     U.S. West Communications                               1,290,000
                                                               ----------------
                                                               $     23,659,669
                                                               ----------------
               WATER UTILITY - 1.0%
    89,200     E'Town Corp.                                    $      2,820,950
                                                               ----------------
               TOTAL UTILITIES                                 $     34,723,119
                                                               ----------------
              TOTAL COMMON STOCKS
               (Cost $78,504,931)                              $    103,549,772
                                                               ----------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (CONTINUED)

                S&P/MOODY'S
  PRINCIPAL       RATINGS
   AMOUNT       (UNAUDITED)                                         VALUE
                               DEBT OBLIGATIONS - 57.5%
                               CORPORATE BONDS - 55.2%
                               BASIC INDUSTRIES - 9.7%
$2,000,000     B+/B1           Bethlehem Steel Corp.,
                               10.375%, 9/1/03                 $      2,115,000
 2,000,000     BBB/Baa1        Bowater, Inc., 9.0%, 8/1/09            2,254,880
 3,000,000     BBB/Baa1        Bowater, Inc., 9.375%,
                               12/15/21                               3,586,320
 4,000,000     BBB-/Baa2       Georgia Pacific Co., 9.875%,
                               11/1/21                                4,471,240
 3,000,000     BB-/B1          Stone Container Corp., 10.75%,
                               10/1/02                                3,161,250
 8,000,000     BBB-/Baa3       USX Corp., 9.375%, 2/15/12             9,283,120
 2,500,000     B/B2            Weirton Steel Corp., 10.75%,
                               6/1/05                                 2,450,000
                                                               ----------------
                               TOTAL BASIC INDUSTRIES          $     27,321,810
                                                               ----------------
                               CAPITAL GOODS - 3.1%
 3,000,000     A/A2            Caterpillar, Inc., 9.75%,
                               6/1/19                          $      3,287,730
 2,000,000     BBB-/Baa3       Centex Corp., 8.75%, 3/1/07            2,092,360
 3,000,000     BBB/Baa2        Joy Technologies, Inc.,
                               10.25%, 9/1/03                         3,307,500
                                                               ----------------
                               TOTAL CAPITAL GOODS             $      8,687,590
                                                               ----------------
                               CONSUMER DURABLES - 2.1%
 5,000,000     A-/A3           General Motors Corp., 9.4%,
                               7/15/21                         $      6,036,850
                                                               ----------------
                               TOTAL CONSUMER DURABLES         $      6,036,850
                                                               ----------------
                               CONSUMER NON-DURABLES - 5.1%
 4,000,000     BB-/Ba1         Federated Department Stores,
                               Inc., 10.0%, 2/15/01            $      4,344,920
 3,300,000     BB+/Ba3         Freeport McMoRan Resource
                               Partners, L.P., 8.75%, 2/15/04         3,423,750
 4,000,000     BBB/Baa2        IMC Global, Inc., 9.45%,
                               12/25/11                               4,800,000
 1,500,000     A/A2            May Department Stores Co.,
                               9.875%, 6/15/00                        1,655,175
                                                               ----------------
                               TOTAL CONSUMER NON-DURABLES     $     14,223,845
                                                               ----------------

12   The accompanying notes are an integral part of these financial statements.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------

                S&P/MOODY'S
  PRINCIPAL       RATINGS
   AMOUNT       (UNAUDITED)                                         VALUE
                               ENERGY - 7.4%
$2,500,000     BBB/Baa1        Ashland Oil Co., 8.8%,
                               11/15/12                        $      2,799,825
 5,000,000     AA/Aa2          BP America, Inc., 10.0%,
                               7/1/18                                 5,454,350
 2,000,000     BB+/Baa3        Coastal Corp., 9.625%, 5/15/12         2,384,820
 5,000,000     BBB/Baa3        Noram Energy Co., 10.0%,
                               11/15/19                               5,569,800
 4,100,000     A-/A3           Phillips Petroleum Co., 8.86%,
                               5/15/22                                4,471,706
                                                               ----------------
                               TOTAL ENERGY                    $     20,680,501
                                                               ----------------
                               FINANCIAL - 4.4%
 4,000,000     A+/A1           Ford Motor Credit Co., 9.14%,
                               12/30/14                        $      4,446,440
 2,000,000     A-/A3           General Motors Acceptance
                               Corp., 8.5%, 1/1/03                    2,162,860
 5,000,000     AAA/Aaa         General Electric Capital
                               Corp., 8.85%, 4/1/05                   5,616,600
                                                               ----------------
                               TOTAL FINANCIAL                 $     12,225,900
                                                               ----------------
                               SERVICES - 8.1%
 2,500,000     BBB+/Baa2       Continental Cablevision, Inc.,
                               9.5%, 8/1/13                    $      2,853,775
 5,000,000     BBB/Baa3        News America Holdings, Inc.,
                               10.125%, 10/15/12                      5,734,050
 2,400,000     BBB-/Ba1        Tele-Communications, Inc.,
                               8.75%, 2/15/23                         2,250,216
 4,000,000     B+/Ba3          Tenet Healthcare Corp.,
                               10.125%, 3/1/05                        4,430,000
 5,000,000     BBB-/Ba1        Time Warner, Inc., 9.15%,
                               2/1/23                                 5,419,950
 2,000,000     BB-/B1          Viacom International, Inc.,
                               10.25%, 9/15/01                        2,180,000
                                                               ----------------
                               TOTAL SERVICES                  $     22,867,991
                                                               ----------------
                               TECHNOLOGY - 0.4%
 1,000,000     B+/B1           Unisys Corp., 15.0%, 7/1/97     $      1,045,000
                                                               ----------------
                               TOTAL TECHNOLOGY                $      1,045,000
                                                               ----------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (CONTINUED)

                S&P/MOODY'S
  PRINCIPAL       RATINGS
   AMOUNT       (UNAUDITED)                                         VALUE
                               TRANSPORTATION - 6.0%
$2,000,000     BB+/Baa3        AMR Corp., 9.75%, 3/15/00       $      2,155,740
 4,950,000     BB+/Baa3        AMR Corp., 9.88%, 6/15/20              6,084,639
 5,000,000     BBB/Baa1        Delta Air Lines, Inc., 9.2%,
                               9/23/14                                5,533,500
 3,000,000     BBB+/Baa2       Kansas City Southern
                               Industries, Inc., 8.8%, 7/1/22         3,166,860
                                                               ----------------
                               TOTAL TRANSPORTATION            $     16,940,739
                                                               ----------------
                               UTILITIES - 8.9%
 3,000,000     AAA/Aaa         Cajun Electric Power
                               Cooperative, 9.52%, 3/15/19     $      3,245,460
 2,000,000     AAA/Aaa         Cajun Electric Power
                               Cooperative, 8.92%, 3/15/19            2,162,040
 5,000,000     BBB/Baa2        Commonwealth Edison Co.,
                               9.75%, 2/15/20                         5,535,100
 7,000,000     AAA/Aaa         Rural Electric Cooperative
                               (Kansas Electric), 9.73%,
                               12/15/17                               7,507,850
 3,000,000     AAA/Aaa         Rural Electric Cooperative
                               (Soyland Power), 9.7%, 9/30/17         3,193,470
 3,000,000     A/A2            Virginia Electric and Power
                               Co., 8.75%, 4/1/21                     3,216,090
                                                               ----------------
                               TOTAL UTILITIES                 $     24,860,010
                                                               ----------------
                               TOTAL CORPORATE BONDS           $    154,890,236
                                                               ----------------
                               U.S. GOVERNMENT
                               OBLIGATIONS - 0.4%
 1,000,000                     U.S. Treasury Notes, 7.75%,
                               2/15/01                         $      1,056,720
                                                               ----------------
                               TOTAL U.S. GOVERNMENT
                               OBLIGATIONS                     $      1,056,720
                                                               ----------------

14  The accompanying notes are an integral part of these financial statements.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------

                S&P/MOODY'S
  PRINCIPAL       RATINGS
   AMOUNT       (UNAUDITED)                                         VALUE
                               FOREIGN BONDS - 1.9%
$4,850,000     A+/A2           Hydro-Quebec, 9.75%, 1/15/18    $      5,420,748
                                                               ----------------
                               TOTAL FOREIGN BONDS             $      5,420,748
                                                               ----------------
                               TOTAL DEBT OBLIGATIONS
                               (Cost $156,243,657)             $    161,367,704
                                                               ----------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $240,279,051)             $    270,471,757
                                                               ----------------
                               TEMPORARY CASH
                               INVESTMENT - 3.6%
                               COMMERCIAL PAPER - 3.6%
10,072,000                     Household Finance Corp.,
                               6.55%, 1/2/97                   $     10,072,000
                                                               ----------------
                               TOTAL TEMPORARY CASH
                               INVESTMENT
                               (Cost $10,072,000)              $     10,072,000
                                                               ----------------
                               TOTAL INVESTMENT IN SECURITIES
                               AND TEMPORARY CASH
                               INVESTMENT - 100%
                               (Cost $250,351,051)(a)          $    280,543,757
                                                               ----------------

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $249,975,008 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost     $     32,310,666
      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value           (1,741,917)
                                                             ----------------
      Net unrealized gain                                    $     30,568,749
                                                             ----------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 were as follows:

                                                            PURCHASES         SALES
                                                           -----------     -----------
Long-term U.S. Government                                  $12,162,641     $21,588,242
Other Long-term Securities                                  72,052,714      73,243,443

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/96

  ASSETS:
     Investment in securities, at value (including temporary cash
        investments of $10,072,000)(cost $250,351,051)                         $280,543,757
     Receivables -
        Fund shares sold                                                            109,354
        Dividends and interest                                                    4,206,455
     Other                                                                            5,421
                                                                               ------------
           Total assets                                                        $284,864,987
                                                                               ------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                                $    222,217
        Dividends                                                                       292
        Due to bank                                                                 157,175
     Due to affiliates                                                              375,251
     Accrued expenses                                                                46,839
                                                                               ------------
           Total liabilities                                                   $    801,774
                                                                               ------------
  NET ASSETS:
     Paid-in capital                                                           $251,543,542
     Accumulated undistributed net investment income                                263,168
     Accumulated undistributed net realized gain                                  2,063,797
     Net unrealized gain on investments                                          30,192,706
                                                                               ------------
           Total net assets                                                    $284,063,213
                                                                               ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $276,064,279/25,928,250 shares)                         $      10.65
                                                                               ------------
     Class B (based on $6,939,701/655,303 shares)                              $      10.59
                                                                               ------------
     Class C (based on $1,059,233/99,710 shares)                               $      10.62
                                                                               ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                                   $      11.15
                                                                               ------------

16   The accompanying notes are an integral part of these financial statements.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/96

  INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld
        of $2,351)                                             $ 5,223,996
     Interest                                                   15,013,248
                                                               -----------
           Total investment income                                                $20,237,244
                                                                                  -----------
  EXPENSES:
     Management fees                                           $ 1,386,645
     Transfer agent fees
        Class A                                                    692,242
        Class B                                                     12,772
        Class C                                                        957
     Distribution fees
        Class A                                                    683,756
        Class B                                                     44,098
        Class C                                                      5,581
     Accounting                                                     78,051
     Custodian fees                                                 46,201
     Registration fees                                              34,090
     Professional fees                                              49,650
     Printing                                                       21,040
     Fees and expenses of nonaffiliated trustees                    18,652
     Miscellaneous                                                  29,248
                                                               -----------
           Total expenses                                                         $ 3,102,983
           Less fees paid indirectly                                                  (65,399)
                                                                                  -----------
           Net expenses                                                           $ 3,037,584
                                                                                  -----------
              Net investment income                                               $17,199,660
                                                                                  -----------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                             $ 2,594,045
     Change in net unrealized gain on investments                                   6,288,804
                                                                                  -----------
        Net gain on investments                                                   $ 8,882,849
                                                                                  -----------
        Net increase in net assets resulting from operations                      $26,082,509
                                                                                  -----------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/96 AND 12/31/95

                                                                 YEAR ENDED      YEAR ENDED
  FROM OPERATIONS:                                                12/31/96        12/31/95
  Net investment income                                         $ 17,199,660    $ 17,780,699
  Net realized gain on investments                                 2,594,045       2,830,576
  Change in net unrealized gain on investments                     6,288,804      33,075,737
                                                                ------------    ------------
        Net increase in net assets resulting from
           operations                                           $ 26,082,509    $ 53,687,012
                                                                ------------    ------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
        Class A ($0.62 and $0.65 per share, respectively)       $(16,361,461)   $(17,646,195)
        Class B ($0.52 and $0.46 per share, respectively)           (242,093)        (40,696)
        Class C ($0.49 per share)                                    (31,699)        -
  In excess of net investment income:
        Class B ($0.05 and $0.00 per share, respectively)            (33,567)        -
        Class C ($0.08 per share)                                     (7,943)        -
  Net realized gain:
        Class A ($0.00 and $0.11 per share, respectively)            (31,088)     (2,813,942)
        Class B ($0.00 and $0.11 per share, respectively)             (1,181)        (16,634)
        Class C ($0.00 per share)                                       (116)        -
  In excess of net realized gain:
        Class A ($0.00 and $0.00 per share, respectively)            -               (83,040)
        Class B ($0.00 and $0.00 per share, respectively)            -                  (491)
                                                                ------------    ------------
               Total distributions to shareholders              $(16,709,148)   $(20,600,998)
                                                                ------------    ------------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                              $ 30,741,958    $ 22,365,044
  Reinvestment of distributions                                   14,065,908      17,287,840
  Cost of shares repurchased                                     (53,556,419)    (49,270,950)
                                                                ------------    ------------
        Net decrease in net assets resulting from
           fund share transactions                              $ (8,748,553)   $ (9,618,066)
                                                                ------------    ------------
        Net increase in net assets                              $    624,808    $ 23,467,948
  NET ASSETS:
  Beginning of year                                              283,438,405     259,970,457
                                                                ------------    ------------
  End of year (including accumulated undistributed net
    investment income of $263,168 and $0, respectively)         $284,063,213    $283,438,405
                                                                ------------    ------------

  CLASS A                             '96 SHARES   '96 AMOUNT    '95 SHARES   '95 AMOUNT
  Shares sold                          2,362,021    24,241,197    2,103,203    20,546,527
  Reinvestment of distributions        1,360,560    13,797,072    1,747,425    17,240,367
  Less shares repurchased              (5,136,994)  (52,728,595)  (5,050,730)  (49,169,717)
                                       ----------   -----------   ----------   -----------
        Net decrease                   (1,414,413)  (14,690,326)  (1,200,102)  (11,382,823)
                                       ----------   -----------   ----------   -----------
 CLASS B
  Shares sold                            535,117     5,482,009      180,493     1,818,517
  Reinvestment of distributions           23,415       237,783        4,715        47,473
  Less shares repurchased                (78,441)     (799,735)      (9,996)     (101,233)
                                       ----------   ----------    ----------   -----------
        Net increase                     480,091     4,920,057      175,212     1,764,757
                                       ----------   -----------   ----------   -----------
 CLASS C*
  Shares sold                             99,372     1,018,752
  Reinvestment of distributions            3,040        31,053
  Less shares repurchased                 (2,702)      (28,089)
                                       ----------   -----------
        Net increase                      99,710     1,021,716
                                       ----------   -----------

    * Class C shares were first publicly offered on January 31, 1996.

18  The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                         12/31/96      12/31/95      12/31/94     12/31/93(A)    12/31/92
Net asset value, beginning of year                              $  10.30      $   9.11      $  10.21      $  10.13      $  10.14
                                                               ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                        $   0.64      $   0.66      $   0.66      $   0.65      $   0.65
   Net realized and unrealized gain (loss) on investments           0.33          1.29         (1.09)         0.37          0.09
                                                                --------      --------      --------      --------      --------
      Net increase (decrease) from investment operations        $   0.97      $   1.95      $  (0.43)     $   1.02      $   0.74
Distributions to shareholders:
   Net investment income                                           (0.62)        (0.65)        (0.67)        (0.64)        (0.66)
   Net realized gain                                                   -         (0.11)            -         (0.30)        (0.09)
                                                                --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                      $   0.35      $   1.19      $  (1.10)     $   0.08      $  (0.01)
                                                                --------      --------      --------      --------      --------
Net asset value, end of year                                    $  10.65      $  10.30      $   9.11      $  10.21      $  10.13
                                                                --------      --------      --------      --------      --------
Total return*                                                       9.89%        22.00%        (4.31)%       10.24%         7.59%
Ratio of net expenses to average net assets                         1.10%+        1.13%+        1.11%         1.06%         0.99%
Ratio of net investment income to average net assets                6.17%+        6.58%+        7.07%         6.52%         6.47%
Portfolio turnover rate                                               31%           25%           50%           69%           54%
Average commission rate paid(1)                                 $ 0.0587             -             -             -             -
Net assets, end of year (in thousands)                          $276,064      $281,639      $259,970      $296,699      $250,033
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     1.08%         1.11%            -             -             -
   Net investment income                                            6.19%         6.60%            -             -             -

(a) Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.

  * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sale charges were taken into account.

  + Ratios assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/96

                                                        YEAR ENDED    4/28/95 TO
  CLASS B                                                12/31/96      12/31/95
  Net asset value, beginning of period                   $  10.27       $ 9.55
                                                         --------     --------
  Increase from investment operations:
     Net investment income                               $   0.52       $ 0.39
     Net realized and unrealized gain on
        investments                                          0.37         0.90
                                                         --------     --------
        Net increase from investment
           operations                                    $   0.89       $ 1.29
  Distributions to shareholders:
     Net investment income                                  (0.52)       (0.46)
     In excess of net investment income                     (0.05)           -
     Net realized gain                                          -        (0.11)
                                                         --------     --------
  Net increase in net asset value                        $   0.32       $ 0.72
                                                         --------     --------
  Net asset value, end of period                         $  10.59       $10.27
                                                         --------     --------
  Total return*                                              9.02%       13.74%
  Ratio of net expenses to average net assets                1.88%+       1.88%**+
  Ratio of net investment income to average
     net assets                                              5.45%+       5.83%**+
  Portfolio turnover rate                                      31%          25%
  Average commission rate paid(1)                        $ 0.0587            -
  Net assets, end of period (in thousands)               $  6,940       $1,800
  Ratios assuming reduction of fees paid
     indirectly:
     Net expenses                                            1.86%        1.78%**
     Net investment income                                   5.47%        5.93%**

 *    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 **   Annualized.

 +    Ratios assuming no reduction for fees paid indirectly.

 (1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

20   The accompanying notes are an integral part of these financial statements.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/96

                                                                          1/31/96 TO
CLASS C (A)                                                                12/31/96
Net asset value, beginning of period                                       $  10.39
                                                                           --------
Increase from investment operations:
   Net investment income                                                   $   0.49
   Net realized and unrealized gain on investments                             0.31
                                                                           --------
      Net increase from investment operations                              $   0.80
Distributions to shareholders:
   Net investment income                                                      (0.49)
   In excess of net investment income                                         (0.08)
                                                                           --------
Net increase in net asset value                                            $   0.23
                                                                           --------
Net asset value, end of period                                             $  10.62
                                                                           --------
Total return*                                                                  8.12%
Ratio of net expenses to average net assets                                    1.76%**+
Ratio of net investment income to average net assets                           5.63%**+
Portfolio turnover rate                                                          31%
Average commission rate paid(1)                                            $ 0.0587
Net assets, end of period (in thousands)                                   $  1,059
Ratios assuming reduction of fees paid indirectly:
   Net expenses                                                                1.73%**
   Net investment income                                                       5.66%**

(a)  Class C shares were first publicly offered on January 31, 1996.

*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(1)  Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/96

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation and conservation of capital. Growth of capital is a secondary consideration.

     The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. Debt securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily

     PIONEER INCOME FUND

--------------------------------------------------------------------------------

        available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards, and are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain from investments is $65,026 of class action settlements received by the Fund during the year ended December 31, 1995.

     B. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        The Fund has reclassified $259,729 and $31,221 from accumulated undistributed net investment income and paid-in capital, respectively, to accumulated undistributed net realized gain. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     C. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/96                       (CONTINUED)

        Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $76,135 in underwriting commissions on the sale of fund shares during the year ended December 31, 1996.

     D. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1996, $129,201 was payable to PMC related to management fees and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $60,278 in transfer agent fees payable to PSC at December 31, 1996.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $185,773 in distribution fees payable to PFD at December 31, 1996.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of $5,060 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $65,399 under such arrangements.

     6. OTHER MATTERS

     Effective February 3, 1997, certain changes were made to the Fund's operations including, among other things, a new management contract and a change in the Fund's investment objective from current income consistent with preservation and conservation of capital to capital growth and current income. In connection with this policy change, the Fund changed its name to Pioneer Balanced Fund.

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
     PIONEER INCOME FUND:

     We have audited the accompanying balance sheet of Pioneer Income Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations, and the statements of changes in net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Income Fund as of December 31, 1996, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 3, 1997

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING

     On January 14, 1997, Pioneer Income Fund held a special meeting of shareowners. All proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

     PROPOSAL 1 -- APPROVE AMENDMENTS TO THE FUND'S INVESTMENT OBJECTIVE.

             AFFIRMATIVE            AGAINST            ABSTAIN
     14,073,964.612                 908,696.017     1,296,263.809

     PROPOSAL 2 -- APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC).

             AFFIRMATIVE            AGAINST            ABSTAIN
     12,167,722.114               2,594,434.935     1,516,767.389

     PROPOSAL 3 -- ELECT EIGHT TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES.

               NOMINEE            AFFIRMATIVE         WITHHELD
     John F. Cogan, Jr.          15,984,678.517       612,907.921
     Richard H. Egdahl, M.D.     16,012,253.600       585,332.838
     Margaret B.W. Graham        16,032,384.540       565,201.898
     John W. Kendrick            16,019,699.458       577,886.980
     Marguerite A. Piret         16,038,621.609       558,964.829
     David D. Tripple            16,025,415.840       572,170.598
     Stephen K. West             16,023,247.488       574,338.950
     John Winthrop               16,000,330.445       597,255.993

     PROPOSAL 4 -- RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

             AFFIRMATIVE            AGAINST            ABSTAIN
     14,814,987.323                 300,307.194     1,480,491.921

     PROPOSAL 5A -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,647,107.647                 733,120.891     1,898,695.900

     PROPOSAL 5B -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING COMMODITIES.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,500,741.689                 945,701.238     1,832,481.511

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING                               (CONTINUED)

     PROPOSAL 5C -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT COMPANIES.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,442,630.872                 978,387.572     1,857,905.994

     PROPOSAL 5D -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING AFFILIATES OF AFFILIATES.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,358,834.892                 984,555.173     1,935,534.373

     PROPOSAL 5E -- ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "UNSEASONED" ISSUERS.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,300,232.169               1,043,589.322     1,935,102.947

     PROPOSAL 5F -- AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,404,932.489               1,012,469.570     1,861,522.379

     PROPOSAL 5G -- ADD A NEW FUNDAMENTAL INVESTMENT RESTRICTION REGARDING "SENIOR SECURITIES."

             AFFIRMATIVE            AGAINST            ABSTAIN
     13,574,619.493                 795,610.631     1,908,694.314

     PIONEER INCOME FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

     TRUSTEES                       OFFICERS
     John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
     Richard H. Egdahl, M.D.        President
     Margaret B.W. Graham           David D. Tripple, Executive Vice
     John W. Kendrick               President
     Marguerite A. Piret            John A. Carey, Vice President
     David D. Tripple               Sherman B. Russ, Vice President
     Stephen K. West                William H. Keough, Treasurer
     John Winthrop                  Joseph P. Barri, Secretary

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREHOLDER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance of information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(sm) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

OR WRITE TO US:

Pioneering Service Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

[LOGO PIONEER]  PIONEER FUNDS DISTRIBUTOR, INC.                   0297-3837
                60 STATE STREET                               (C) PIONEER FUNDS DISTRIBUTOR, INC.
                BOSTON, MASSACHUSETTS 02109                [LOGO] PRINTED ON RECYCLED PAPER